Exhibit 10.51

T F G	THE FALK GROUP, LLC 420 Lexington Avenue 23rd Floor New York, NY 10170 Phone: 212.490.FALK (3255) Fax: 212.490.3510	PURCHASE ORDER

The following purchase order number must appear on all related correspondence, shipping papers, and invoices:	P.O. # 0552	P.O. DATE 1/16/07	JOB NO. PE — 001

To:	Walter A. Aviles Novint technologies 4109 Bryan Ave NW Albuquerque, NM 87114	Ship To:

REQUISITIONER	W.I.P.	SHIP VIA	F.O.B. POINT	TERMS

QTY	UNIT	DESCRIPTION		UNIT PRICE	TOTAL

		Virtual Injection Video for the AAOS Conference (Feb. 14-16):			$121,688.00
		20% (before conference) =	$24,338
		40% (during conference) =	$48,675
		40% (30 days after conference) =	$48,675

			$121,688

SUBTOTAL
SHIPPING & HANDLING
SALES TAX

TOTAL					$121,688.00

1.	Please send two copies of your invoice.

2.	Enter this order in accordance with the prices, terms, delivery method, and specifications listed above.

3.	Please notify us immediately if you are unable to ship as specified.

4.	Send all correspondence to: The Falk Group, LLC, 420 Lexington Avenue, 23rd Floor, New York, NY 10170

/s/ Helen Wong	1/16/07

Authorized by	Date